Exhibit 10.1
Execution Version

AMENDED AND RESTATED
TRUST AGREEMENT
between
VERIZON ABS LLC,
as Depositor
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee
for
VERIZON OWNER TRUST 2019-B
Dated as of June 12, 2019

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EXHIBITS
EXHIBIT A	Form of Certificate of Trust	A‑1
EXHIBIT B-1	Form of Class A Certificate	B‑1-1
EXHIBIT B-2	Form of Class B Certificate	B‑2-1
EXHIBIT C	Form of Transferee Representation Letter	C‑1
EXHIBIT D	Form of Transferor Representation Letter	D‑1

AMENDED AND RESTATED TRUST AGREEMENT, dated as of June 12, 2019 (this “Agreement”), between VERIZON ABS LLC, a Delaware limited liability company, as depositor (the “Depositor”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as trustee under this Agreement (the “Owner Trustee”), to establish Verizon Owner Trust 2019-B (the “Issuer”).
BACKGROUND
The parties created the Issuer under a Trust Agreement, dated as of May 10, 2019, to engage in a securitization transaction sponsored by Cellco in which the Issuer will issue Notes secured by a pool of Receivables consisting of device payment plan agreements originated by the Originators.
In connection with the foregoing, the parties have determined to amend and restate the original Trust Agreement on the terms in this Agreement.
The parties agree as follows:
ARTICLE I
USAGE AND DEFINITIONS
Section 1.1      Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A to the Transfer and Servicing Agreement, dated as of June 12, 2019, among Verizon Owner Trust 2019-B, as Issuer, Verizon ABS LLC, as Depositor, and Cellco Partnership d/b/a Verizon Wireless, as servicer (in such capacity, the “Servicer”), as marketing agent (in such capacity, the “Marketing Agent”) and as custodian (in such capacity, the “Custodian”).  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.
ARTICLE II
ORGANIZATION OF TRUST
Section 2.1      Name.  The trust was created and is known as “Verizon Owner Trust 2019-B”, in which name the Owner Trustee may conduct the activities of the Issuer and make and execute contracts and other documents and sue and be sued on behalf of the Issuer.
Section 2.2      Maintenance of Office or Agency.  The office of the Issuer is in care of the Owner Trustee.  The Owner Trustee will maintain an office or offices or agency or agencies where notices and demands to or on the Owner Trustee under the Transaction Documents and in respect of the Certificates may be served.  The Owner Trustee initially designates its Corporate Trust Office for those purposes and will promptly notify the Depositor, the Certificateholders and the Indenture Trustee of a change in the location of its Corporate Trust Office or any other office or agency.
Section 2.3      Purposes and Powers.

(a)      Permitted Activities.  The purpose of the Issuer is, and the Issuer will have the power and authority, and is authorized, to engage in the following activities (the “Permitted Activities”):
(i)      to acquire (1) the Initial Receivables and other Initial Trust Property under the Transfer and Servicing Agreement from the Depositor in exchange for the Notes and the Certificates and (2) Additional Receivables and other Additional Trust Property from time to time under the Transfer and Servicing Agreement from the Depositor using funds in the Acquisition Account and, if applicable, increases to the Class B Certificate Principal Balance;
(ii)     to Grant the Collateral to the Indenture Trustee under the Indenture;
(iii)     to enter into and perform its obligations under the Transaction Documents;
(iv)     to issue the Notes under the Indenture and to facilitate the sale of the Notes by the Depositor;
(v)     to issue the Certificates under this Agreement;
(vi)    to administer and manage the Trust Property;
(vii)   to make payments to the Noteholders, including Make-Whole Payments, if any, and distributions to the Certificateholders; and
(viii)   to take other actions necessary, advisable or convenient to accomplish the activities listed above or that are incidental to the activities listed above.
(b)      No Other Activity.  The Issuer will not engage in any activity other than as required or authorized by this Agreement or the other Transaction Documents.
(c)      Limitations on Issuer’s Activities.  The Issuer shall:
(i)      not incur indebtedness other than in the ordinary course of engaging in its Permitted Activities;
(ii)     maintain its own books and records separate and apart from those of any other Person (which shall be deemed satisfied by its retention of Monthly Investor Reports);
(iii)    maintain its own accounts separate and apart from those of any other Person, and not commingle its assets with those of any other Person in order to ensure that its assets remain readily identifiable and distinguishable from those of any other Person, except as contemplated by the Transaction Documents;
(iv)    at all times hold itself out to the public as a legal entity separate and apart from the Depositor, the Administrator, any Certificateholder and any other Person, and not identify itself as a division of any such Person (other than for tax purposes);

(v)     file or cause to be filed its own tax returns, if any, as may be required under applicable Law, to the extent (A) not part of a consolidated group filing a consolidated return or returns or (B) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable Law;
(vi)     conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;
(vii)    maintain statements of account separate from those of any other Person, separately identifying its own assets, liabilities and financial affairs (which shall be deemed satisfied by its retention of Monthly Investor Reports), and ensure that any consolidated financial statements of any other Person that include the Issuer indicate that the assets of the Issuer are not available to creditors of such Person;
(viii)   remain Solvent and pay its own liabilities out of its own funds, allocating fairly and reasonably any general overhead or administrative expenses incurred by itself or any Affiliate on its behalf;
(ix)    maintain an arm’s-length relationship with the Depositor, the Administrator, any Certificateholder and their respective Affiliates;
(x)     correct any known misunderstanding regarding its separate identity;
(xi)    not hold itself out as having agreed to pay or become liable for the debts of the Depositor, the Administrator, any Certificateholder or any of their respective Affiliates or fail to correct any known misrepresentation with respect to the foregoing;
(xii)   not operate or purport to operate as an integrated, single economic unit with respect to the Depositor, the Administrator, any Certificateholder or any other Person;
(xiii)  not seek or obtain credit or incur any obligation to any third party based upon the assets of the Depositor, the Administrator, any Certificateholder or any other Person, or induce any third party to rely on the creditworthiness of the Depositor, the Administrator, any Certificateholder or any other Person in connection therewith;
(xiv)  not use stationery, invoices, checks or other business forms of any other Person;
(xv)   maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;
(xvi)  pay the salaries of its own employees, if any, only out of its own funds;
(xvii)  clearly identify its offices, if any, as its offices and, to the extent that the Issuer and its Affiliates have offices in the same location, allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including for services performed by an employee of an Affiliate;

(xviii)  cause agents and other representatives of the Issuer to act at all times with respect to the Issuer consistently and in furtherance of the foregoing and in the best interests of the Issuer;
(xix)   not purchase any asset (or make any investment, by share purchase, loan or otherwise) except as permitted by the Transaction Documents;
(xx)    not have any employees;
(xxi)   not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other);
(xxii)  not merge with any entity other than as permitted by Section 3.10 of the Indenture; and
(xxiii)  observe all statutory trust formalities required by this Agreement and the Delaware Statutory Trust Act.
Section 2.4      Appointment of Owner Trustee.  The Depositor appoints the Owner Trustee as trustee of the Issuer to have all the rights, powers and obligations in this Agreement.
Section 2.5      Contribution and Transfer of Trust Property; Additional Contributions.  As of the date of the formation of the Issuer, the Depositor contributed to the Owner Trustee, and the Owner Trustee acknowledged receipt of, the amount of $1, which is the initial Trust Property.   Upon the formation of the Issuer by the contribution by the Depositor pursuant to this Section and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Issuer.  On the Closing Date, the Depositor will transfer to the Issuer the Initial Trust Property in exchange for the Notes and Certificates under the Transfer and Servicing Agreement.  In addition, from time to time, the True Up Trust, as the Class A Certificateholder may, at its sole option, make a capital contribution to the Issuer and deposit amounts into the Acquisition Account.
Section 2.6      Declaration of Trust.  The Owner Trustee will hold the Trust Property in trust under this Agreement for the use and benefit of the Certificateholders and subject to the obligations of the Issuer under the Transaction Documents.  The parties intend that the Issuer is a statutory trust under the Delaware Statutory Trust Act and that this Agreement is the governing instrument of the statutory trust.  The Owner Trustee will have the rights, powers and obligations in this Agreement and in the Delaware Statutory Trust Act for accomplishing the purposes of the Issuer and engaging in Permitted Activities.  The parties intend that the activities of the Issuer be managed by the Administrator under the Administration Agreement.  A Certificate of Trust substantially in the form of Exhibit A has been filed with the Secretary of State of the State of Delaware.
Section 2.7      Limitations on Liability.
(a)      Liability of Certificateholders.  No Certificateholder shall have any personal liability for any liability or obligation of the Issuer, solely by reason of it being a Certificateholder.

(b)      Liability to Third Parties.  Except as stated in this Agreement, none of the Depositor, the Administrator or their Affiliates or any of their directors, managers, officers or employees will be liable for the Issuer’s debts, obligations or liabilities.
Section 2.8      Title to Trust Property.
(a)      Title Vested in Issuer.  Legal title to the Trust Property will be vested in the Issuer as a separate legal entity, except where applicable Law in a jurisdiction requires title to the Trust Property to be vested in a trustee or trustees, in which case title shall be vested in the Owner Trustee, on behalf of the Issuer, a co-trustee and/or a separate trustee appointed under this Agreement.
(b)      No Legal Title In a Certificateholder.  No Certificateholder has legal title to any Trust Property.  Each Certificateholder will receive distributions on its Certificate only in accordance with Article IV.
Section 2.9      Location of Issuer.  The Issuer will be administered in the State of Delaware.  Bank accounts maintained by the Owner Trustee on behalf of the Issuer will be located in the State of Delaware.  The Issuer will not have employees, except that Wilmington Trust, National Association, in its capacity as Owner Trustee or another capacity, may have employees within or outside the State of Delaware.  The Issuer will only receive payments in or make payments from the State of Delaware or the State in which the Indenture Trustee is located.  The Issuer’s principal office will be in care of the Owner Trustee in the State of Delaware.
Section 2.10      Depositor’s Representations and Warranties.  The Depositor represents and warrants to the Owner Trustee as of the Closing Date:
(a)      Organization and Good Standing.  The Depositor is a validly existing limited liability company in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.
(b)      Due Qualification. The Depositor is duly qualified to do business, is in good standing as a foreign limited liability company (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.
(c)      Due Authorization. The execution, delivery, and performance of this Agreement have been duly authorized by the Depositor by all necessary limited liability company action on the part of the Depositor.
(d)      No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Depositor or any of its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.
(e)      All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it in connection with the execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement by the Depositor, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.
(f)        Binding Obligation. This Agreement constitutes, when duly executed and delivered by each other party hereto, a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.
(g)      No Conflict. The execution and delivery of this Agreement by the Depositor, and the performance by it of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Depositor, (i) do not contravene (A) its limited liability company agreement, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any adverse claim upon or with respect to any of its properties.
(h)        No Violation. The execution and delivery of this Agreement by the Depositor, the performance by the Depositor of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Depositor will not violate any Law applicable to the Depositor, except where such violation would not reasonably be expected to have a Material Adverse Effect.
Section 2.11      Tax Matters.
(a)      Tax Treatment.  The parties hereto hereby agree, for U.S. federal, state and local income, franchise and other tax purposes (including any tax measured in whole or in part by reference to income): (1) the Issuer is to be characterized as a mere security device formed to hold the Receivables and issue Notes and Certificates, (2) each Class of Notes, other than Notes held by the True Up Trust, is intended to be treated as indebtedness, and (3) Notes held by the True Up Trust shall be treated as not outstanding.  The Depositor and the True Up Trust agree, and the Noteholders by acceptance of their Notes agree in the Indenture, to this treatment and each agrees not to take any action inconsistent with this treatment.
(b)      Filing of Returns.  The parties agree that, unless required by the tax authorities, Cellco, on behalf of the Issuer, will prepare (or cause to be prepared) and file or cause to be filed any required annual or other tax and information returns, reports and other forms consistent with the characterizations described in Section 2.11(a), and fulfill any other reporting requirements relating to the Issuer, as may be required by the Code and applicable Treasury Regulations

(including Treasury Regulation Section 1.6049-7), including causing such tax and information returns to be signed in the manner required by Law.
(c)      Elections.  The Owner Trustee will not elect or cause the Issuer to elect, and no Certificateholder will elect or permit an election to be made, to treat the Issuer as an association taxable as a corporation for U.S. federal income tax purposes under Treasury Regulation §301.7701-3.  If the Issuer is classified as a partnership for U.S. federal income tax purposes, Cellco will be designated as the “partnership representative” and will or will cause the Issuer, to make the election under Section 6226(a) of the Code for the alternative to payment of imputed underpayment by a partnership and take any other action necessary or appropriate for the election.  Cellco is authorized to take any action it deems necessary or appropriate to comply with the requirements of the Code and to conduct the Issuer’s activities under Sections 6221 through 6241 of the Code, including any other Code provisions for the same subject matter, and any related regulations (adopted or proposed) and administrative guidance, provided such actions are consistent with the preceding sentence.
ARTICLE III
CERTIFICATES AND TRANSFER OF INTERESTS
Section 3.1      The Certificates.  The Class A Certificate and the Class B Certificate, each evidencing a beneficial interest in the Issuer, shall be executed on behalf of the Issuer by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated on behalf of the Owner Trustee by the manual or facsimile signature of an authorized officer of the Owner Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be valid and binding obligations of the Issuer, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.
The Certificates may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination in the form of Exhibit B-1 or B-2 hereto, as applicable.  The Class A Certificate shall be issued in a Percentage Interest of 100.00%.  The Class B Certificate shall be issued with a Class B Certificate Principal Balance initially of $0, which may be increased up to an amount equal to the Additional Receivables Transfer Amount for any Acquisition Date, as set forth in Section 3.10 and shall not bear interest.
A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon such transferee’s acceptance of a Certificate duly registered in such transferee’s name pursuant to Section 3.3.
The Certificateholders will receive any amounts (i) not needed on a Payment Date to pay the Notes and the Issuer’s other obligations under the Indenture, the Transfer and Servicing Agreement and this Agreement, (ii) remaining in the Reserve Account, the Acquisition Account and the Negative Carry Account after payment in full of the Notes, and (iii) received in respect of Temporarily Excluded Receivables.

Section 3.2      Execution, Authentication and Delivery of Certificates.  Concurrently with the transfer of the Initial Receivables to the Issuer pursuant to the Transfer and Servicing Agreement, the Owner Trustee shall cause to be executed, authenticated and delivered, on behalf of the Issuer to, or upon the written order of, the Depositor, the Class A Certificate and the Class B Certificate.  No Certificate shall entitle its holder to any benefit under this Agreement or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit B-1 or B-2, as applicable, executed by the Owner Trustee or the Owner Trustee’s authenticating agent, by manual or facsimile signature of an authorized officer, and such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate shall have been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  The Owner Trustee shall be the initial authenticating agent of the Issuer hereunder.
Section 3.3      Registration of Transfer and Exchange of Certificates.  During the Amortization Period, any Certificateholder will be permitted to sell, transfer, assign or convey its Certificate if the following conditions are satisfied:
(a)      The Issuer appoints the Owner Trustee to be the “Trust Registrar” and to keep a register (the “Trust Register”) of the Certificateholders and transfers of the Certificates.  If the Trust Registrar resigns, the Administrator, on behalf of the Issuer, will promptly appoint a successor or, if it elects not to make the appointment, assume the obligations of Trust Registrar.  The Trust Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.5, a Trust Register in which, subject to such reasonable regulations as it may prescribe, the Trust Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.
(b)      Upon surrender for registration of transfer of any Certificate in compliance with Section 3.3(f) at the office or agency maintained pursuant to Section 3.5, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, such Certificateholder’s Certificate may be exchanged for other Certificates upon surrender of such Certificate to be exchanged at the office or agency maintained pursuant to Section 3.5.  The preceding provisions of this Section 3.3 notwithstanding, (i) the Owner Trustee shall not make, and the Trust Registrar shall not register, transfers or exchanges of Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to the Certificates and (ii) the Owner Trustee shall permit the registration, transfer and exchange of (x) the Class A Certificate only in a minimum denomination of a Percentage Interest of 100.00% and (y) the Class B Certificate only to the Depositor and to the holder of the Class A Certificate.  Any Class B Certificate transferred to the holder of the Class A Certificate shall be treated as merging into and becoming part of the Class A Certificate.  Each Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8 BEN, W-8 ECI or W-9, as applicable, and such other documentation as may be required by the Owner Trustee in order to comply with Applicable Anti-Money Laundering Law, each in a form satisfactory to the Owner Trustee and the Trust Registrar, duly executed by the Certificateholder or its attorney duly authorized in writing.  Each Certificate presented or surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trust Registrar in accordance with its customary practice.  No transfer will be effectuated hereunder unless the Owner Trustee has received the transfer documentation required hereunder.
(c)      Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Trust Registrar duly executed by the Certificateholder or its attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and disposed of by the Owner Trustee in accordance with its customary practice.
(d)      No transfer of a Certificate shall be made unless the Owner Trustee shall have received:
(1)      a representation from the transferee of such Certificate substantially in the form of Exhibit C to the effect that:
(i)      such transferee is not acquiring and will not hold the Certificate on behalf of any beneficial owner (as determined for U.S. tax purposes), including itself, that is a Non-U.S. Person; and
(ii)      such transferee is not a Benefit Plan;
(2)      a representation from the transferor of such Certificate substantially in the form of Exhibit D; and
(3)     an opinion of counsel addressed to the Owner Trustee that the transfer of such Certificate is being made pursuant to an effective registration under the Securities Act or is exempt from the registration requirements of the Securities Act.
Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to a Non-U.S. Person or to or on behalf of a Benefit Plan or utilizing the assets of a Benefit Plan shall be void and of no effect.
To the extent permitted under applicable Law (including, but not limited to, ERISA), the Owner Trustee shall be under no liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 3.3(d) or for making any payments due on such Certificate to the Certificateholder thereof or taking any other action with respect to such Certificateholder under the provisions of this Trust Agreement or the Transfer and Servicing Agreement so long as the transfer was registered by the Trust Registrar or the Owner Trustee in accordance with the foregoing requirements.
(e)      No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee (or the Certificate Paying Agent) or the Trust Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.
(f)      No transfer of a Certificate or any interest therein shall be made unless (i) the holder of such Certificate shall have first surrendered such Certificate to the Trust Registrar for registration of transfer, or (ii) in the case of any such Certificate which shall have been mutilated, destroyed, lost or stolen, the holder of such Certificate shall have first complied with the applicable provisions of Section 3.4.
Section 3.4      Mutilated, Destroyed, Lost or Stolen Certificate.  If (a) any mutilated Certificate shall be surrendered to the Trust Registrar, or if the Trust Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Trust Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Owner Trustee, or the Owner Trustee’s authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination.  In connection with the issuance of any new Certificate under this Section 3.4, the Owner Trustee or the Trust Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this Section 3.4 shall constitute conclusive evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.
Section 3.5      [Reserved].
Section 3.6      Persons Deemed Certificateholders.  Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Trust Registrar may treat the Person in whose name any Certificate shall be registered in the Trust Register as the owner of such Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Owner Trustee nor the Trust Registrar shall be bound by any notice to the contrary.
Section 3.7      Access to List of Certificateholders’ Names and Addresses.  The Trust Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer or the Depositor, as the case may be, within fifteen (15) days after its receipt of a request therefor from the Owner Trustee, the Servicer or the Depositor in writing, a list, in such form as the Owner Trustee, the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If one or more Certificateholders of Certificates evidencing, in the aggregate, not less than 25% of the Percentage Interest apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Trust Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
Section 3.8      Regarding the Certificate.  Each Certificateholder, by its acceptance of a Certificate issued hereunder, represents that it has, independently and without reliance on the

Owner Trustee or any other person, and based on such documents and information as it has deemed appropriate, made its own investment decision in respect of the Certificate.  Each Certificateholder also represents that it will, independently and without reliance on the Owner Trustee or any other person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Trust Agreement and in connection with its Certificate.  Except for notices, reports and other documents expressly required to be furnished to the Certificateholders by the Owner Trustee hereunder, the Owner Trustee shall not have any duty or responsibility to provide any Certificateholder with any other information concerning the transactions contemplated hereby, the Issuer, the Depositor or any other parties hereto, or with any related documents which may come into the possession of the Owner Trustee or any of its officers, directors, employees, agents, representatives or attorneys-in-fact.
Section 3.9      Initial Registration of Certificates.  The Class A Certificate, upon original issuance, will be issued in the form of a typewritten Certificate representing a fully registered, definitive trust certificate and shall be registered in the name of “Verizon DPPA True-up Trust,” as the initial registered owner thereof.  The Class B Certificate, upon original issuance, will be issued in the form of a typewritten Certificate representing a fully registered, definitive trust certificate and shall be registered in the name of “Verizon ABS LLC,” as the initial registered owner thereof.
Section 3.10      Increases and Decreases in the Class B Certificate Principal Balance and the Equity Interest of the Class A Certificate.  Subject to the terms and conditions of this Agreement, the Transfer and Servicing Agreement and the Receivables Transfer Agreements, on any Acquisition Date on which (i) the Depositor acquires Additional Receivables under the Originator Receivables Transfer Agreement from any Originators, and the Issuer subsequently acquires such Additional Receivables from the Depositor, and (ii) the Additional Receivables Cash Transfer Amount for such Acquisition Date is less than the Additional Receivables Transfer Amount set forth in the Transfer Notice delivered for such Acquisition Date, the Administrator, on behalf of the Issuer, will increase the Class B Certificate Principal Balance on such Acquisition Date in an amount equal to the excess of the Additional Receivables Transfer Amount over the Additional Receivables Cash Transfer Amount, as set forth in Section 2.1(b) of the Transfer and Servicing Agreement, as partial consideration for the transfer and assignment by the Depositor to the Issuer of the Additional Receivables set forth on the Transfer Notice for such Acquisition Date.  On any Acquisition Date on which the Class B Certificate Principal Balance is increased, the Class B Certificateholder will make a distribution to the Class A Certificateholder, in an amount equal to such increase as partial consideration for the transfer and assignment by the related Originators to the Depositor of the Additional Receivables set forth on the Transfer Notice for such Acquisition Date, as set forth in Section 2.2(b) of the Originator Receivables Transfer Agreement, which will result in an increase in the value of the beneficial interest in the Issuer represented by the Class A Certificate.  Upon such distribution by the Class B Certificateholder to the Class A Certificateholder of the amounts set forth in this Section 3.10, the Class B Certificate Principal Balance will be deemed to be zero.  The Trust Registrar will record such increases and decreases to the Class B Certificate Principal Balance in the Trust Register and on Schedule I to the Class B Certificate on each Acquisition Date upon receipt of written instructions from the Administrator, which may be in the form of the Transfer Notice attached as Exhibit A to each of the Receivables Transfer Agreements.

Section 3.11      Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 4.1(b) and shall report the amounts of such distributions to the Owner Trustee. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Owner Trustee shall act as the initial Certificate Paying Agent.  Each Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent upon thirty (30) days’ written notice to the Owner Trustee.  In the event that the Owner Trustee shall no longer be the Certificate Paying Agent, the Administrator, on behalf of the Issuer, shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company).  The Administrator, on behalf of the Issuer, shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that, as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 6.1, 6.3, 6.6, 7.1 and 7.2 shall apply to the Owner Trustee also in its role as Certificate Paying Agent, for so long as the Owner Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other Certificate Paying Agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-Certificate Paying Agent unless the context requires otherwise.
ARTICLE IV
APPLICATION OF TRUST PROPERTY
Section 4.1      Application of Trust Property.
(a)      Establishment of Certificate Distribution Account. The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain (or shall cause to be established and maintained) in the name of the Issuer a non-interest bearing trust account (the “Certificate Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.  The Issuer shall possess all right, title and interest in funds on deposit from time to time in the Certificate Distribution Account and in the proceeds thereof.  Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.  If, at any time, the Owner Trustee ceases to be a Qualified Institution, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall cause the Certificate Distribution Account to be moved to a Qualified Institution and shall transfer any cash to such new Certificate Distribution Account. All amounts held in the Certificate Distribution Account will not be invested.

(b)      Distributions Under Indenture; Method of Payment.  Before the satisfaction and discharge of the Indenture, all distributions of Trust Property, including any distributions to the Certificateholders, will be deposited into the Certificate Distribution Account according to Article VIII of the Indenture and will be distributed on each Payment Date to the Certificateholders pursuant to the priorities listed below.  In addition, on each Payment Date, (i) investment earnings (net of losses and investment expenses) on the Collection Account, the Acquisition Account, the Reserve Account and the Negative Carry Account, as set forth in Section 4.2(e) of the Transfer and Servicing Agreement, (ii) Collections relating to Temporarily Excluded Receivables, (iii) amounts released from the Negative Carry Account pursuant to Section 4.4(c)(iii) of the Transfer and Servicing Agreement and (iv) amounts released from the Acquisition Account pursuant to Section 4.4(d)(iii) of the Transfer and Servicing Agreement will be deposited into the Certificate Distribution Account and subsequently will be distributed to the Certificateholders in the following order of priority:
(1)      first, to the Class B Certificate, until the Class B Certificate Principal Balance has been reduced to zero; and
(2)      second, to the Class A Certificate, any remaining amounts.
On each Payment Date, the Owner Trustee shall deliver to the Certificateholders a copy of the Monthly Investor Report provided to the Owner Trustee by the Servicer pursuant to Section 3.5(a) of the Transfer and Servicing Agreement with respect to such Payment Date.  The Monthly Investor Report will be posted to the Owner Trustee website at www.wilmingtontrustconnect.com.  Distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the related Record Date either by check mailed to such Certificateholder at the address of such holder appearing in the Trust Register or by wire transfer, in immediately available funds, to the account specified to the Certificate Paying Agent in writing of any Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trust Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date.
(c)      Distributions Following Satisfaction and Discharge of Indenture.  Following the satisfaction and discharge of the Indenture and after all amounts due and payable to the Owner Trustee pursuant to Sections 7.1 and 7.2 hereof and not previously paid under Section 8.2 of the Indenture are paid out of the Trust Property, the Owner Trustee will distribute the remaining Trust Property as directed by the Class A Certificateholder.
(d)      Funds Deposited with Owner Trustee. All funds deposited with the Owner Trustee may be held in a non-interest bearing trust account and are not required to be segregated from other funds, except to the extent required by Law or the terms of this Agreement.
(e)      Withholding Tax.  If federal withholding tax is imposed on the Issuer’s payments (or allocations of income) to the Certificateholders made by the Owner Trustee, that tax will reduce the amount distributable to the holder.  The Owner Trustee is authorized and directed to retain from amounts distributable to the Certificateholders a sufficient amount for the payment of the withholding tax that is legally owed by the Issuer.  The Owner Trustee may contest the tax and withholding payment of the tax, if permitted by Law, pending the outcome.  The amount of withholding tax imposed on the Certificateholders will be treated as cash distributed to the Certificateholders at the time it is withheld by the Issuer and paid to the taxing authority.  If any Certificateholder seeks to apply for a refund of the applicable withholding tax, the Owner Trustee will cooperate with the holder in making the claim so long as such Certificateholder agrees to reimburse the Owner Trustee for expenses incurred in cooperating.
Section 4.2      Accounting and Reports to the Noteholders, the Certificateholders, the Internal Revenue Service and Others.  The Administrator will (a) maintain (or cause to be maintained) the books of the Issuer on a fiscal year basis or a calendar year basis on the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1s to an IRS Tax Form 1065, if the Issuer is treated as a partnership) to enable each Certificateholder to prepare its federal and state income tax returns, and (c) collect or cause to be collected any withholding tax as described in and in accordance with Section 4.1(e) with respect to income or distributions to the Certificateholders.  The Administrator will make any elections as so directed by the Class A Certificateholder; provided, however, that neither the Administrator nor any Certificateholder shall make any election to have the Issuer treated as a corporation for federal, state or local income or franchise tax purposes.
ARTICLE V
OWNER TRUSTEE’S AUTHORITY AND OBLIGATIONS
Section 5.1      General Authority.
(a)      Execution of Transaction Documents; Direction to Indenture Trustee.  The Owner Trustee is authorized and directed, on behalf of the Issuer, to (i) execute and deliver the Transaction Documents to which the Issuer is a party and the other documents required to be delivered on the Closing Date by the Issuer under the Transaction Documents and (ii) direct the Indenture Trustee to authenticate and deliver the Notes.
(b)      Actions under Transaction Documents.  The Owner Trustee is authorized, but not obligated, to take all actions required of the Issuer under the Transaction Documents and is authorized to take actions on behalf of the Issuer, if permitted by the Transaction Documents, that the Servicer or the Administrator directs, except if this Agreement requires the consent of the Noteholders or the Certificateholders for the action.  In addition, the Administrator is authorized to take actions on behalf of the Issuer, if permitted by the Transaction Documents, according to this Agreement and the Administration Agreement.
Section 5.2      General Obligations.
(a)      Obligations Under Transaction Documents.  Subject to Section 5.3, the Owner Trustee will perform the obligations of the Owner Trustee under this Agreement and the Transaction Documents to which the Issuer is a party.  The Owner Trustee will administer the Issuer in the interest of the Certificateholders, subject to the Lien of the Indenture and according to the Transaction Documents.
(b)      Discharge of Liens.  The Owner Trustee will promptly take, at its own expense, action necessary to discharge a Lien (other than the Lien of the Indenture) on the Trust Property resulting from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Property.
(c)      Obligations Performed by Administrator.  The Owner Trustee will be considered to have performed its obligations under the Transaction Documents if the Administrator is required in the Administration Agreement to perform the obligations of the Owner Trustee or the Issuer.  The Owner Trustee will not be liable for the default or failure of the Administrator to perform its obligations under the Administration Agreement.
Section 5.3      Action Requiring Prior Notice.  For the following matters, the Owner Trustee may not take action unless (a) at least thirty (30) days before taking the action, the Owner Trustee has notified the Indenture Trustee (who will notify the Noteholders), the Certificateholders and the Administrator (who will notify the Rating Agencies) of the proposed action and (b) neither (x) the Indenture Trustee, acting on instruction of the Noteholders of a majority of the Note Balance of the Controlling Class nor (y) the Class A Certificateholder has notified the Owner Trustee before the thirtieth (30th) day after the Noteholders or the Class A Certificateholder receives notice pursuant to clause (a) above that those Noteholders or the Certificateholder, as applicable, have withheld consent or given alternative direction:
(i)      starting or pursuing of a material Proceeding by the Issuer and the settlement of any material Proceeding brought by or against the Issuer;
(ii)      amending the Certificate of Trust (unless the amendment is required to be filed under the Delaware Statutory Trust Act), except to correct an ambiguity or to amend or supplement it in a manner that would not materially adversely affect the interests of the holders of the Notes or the Equity Interest;
(iii)      appointing or engaging a successor Indenture Trustee under the Indenture or consenting to the assignment by the Indenture Trustee of its obligations under the Indenture or this Agreement;
(iv)      the amendment of the Indenture, whether or not by a supplemental Indenture, in circumstances where the consent of any Noteholder is required;
(v)      the amendment of the Indenture, whether or not by a supplemental Indenture, in circumstances where the consent of any Noteholder is not required but such amendment materially adversely affects the interest of the Certificateholders;
(vi)      (i) the appointment pursuant to the Indenture of a successor Note Registrar, (ii) the appointment pursuant to this Agreement of a successor Trust Registrar or (iii) any consent by the Note Registrar, Indenture Trustee or Trust Registrar to the assignment of its respective obligations under the Indenture or this Agreement, as applicable;
(vii)      the amendment of the Transfer and Servicing Agreement in circumstances where the consent of any Noteholder is required; or
(viii)      directing the Administrator to take any of the actions described above.

Section 5.4      Action by the Certificateholders with Respect to Certain Matters.  The Owner Trustee shall not have the power, except upon the direction of the Class A Certificateholder, to (a) remove the Administrator pursuant to Section 3.3(c) of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 3.4 of the Administration Agreement, (c) remove the Servicer pursuant to Article VII of the Transfer and Servicing Agreement or (d) except as expressly provided in the Transaction Documents, sell the Receivables after the termination of the Indenture.  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the authorized representative of 100% of the Class A Certificateholders.  In addition, the Owner Trustee will take all actions, if permitted by the Transaction Documents, that the Class A Certificateholder directs, subject to the consent of the Noteholders, if such consent is required by the Transaction Documents.
Section 5.5      Action for Bankruptcy.  The Issuer shall not, without the prior written consent of the Owner Trustee and 100% of the Class A Certificateholders, (i) institute any proceedings to adjudicate the Issuer as bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Issuer, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state Law relating to bankruptcy with respect to the Issuer, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (v) make any assignment for the benefit of the Issuer’s creditors, (vi) cause the Issuer to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a “Bankruptcy Action”).  In considering whether to give or withhold written consent to the Bankruptcy Action by the Issuer, the Owner Trustee and the Certificateholders shall consider the interests of the Noteholders in addition to the interests of the Issuer and whether the Issuer is insolvent.  The Owner Trustee shall have no duty to give such written consent to the Bankruptcy Action by the Issuer if the Owner Trustee shall not have been furnished (at the expense of the Person that requested such letter be furnished to the Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Issuer is then insolvent.  The Owner Trustee shall not be personally liable to any Noteholder or Certificateholder on account of the Owner Trustee’s good faith reliance on the provisions of this Section 5.5 and no Noteholder or Certificateholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee for withholding or granting its consent to any such Bankruptcy Action.
Section 5.6      Action on Administrator’s Instruction.  If (a) the Owner Trustee is unsure of the application of a term of a Transaction Document, (b) a term of a Transaction Document is, or appears to be, in conflict with another term, (c) this Agreement permits a determination by the Owner Trustee or is silent or is unclear about the action the Owner Trustee is required to take or (d) the Owner Trustee is unable to decide between alternative actions permitted or required by a Transaction Document, the Owner Trustee may, and for clause (d) will, notify the Administrator requesting instruction on the matter.  If the Owner Trustee acts or does not act in good faith according to the instruction received, the Owner Trustee will not be liable for the action or inaction.  If the Owner Trustee does not receive instruction before ten (10) days after it has notified the Administrator (or sooner if reasonably requested in the notice or necessary under the circumstances) it may, but is not obligated to, take or not take the action that it considers to be in the best interests of the Certificateholders, and will not be liable for the action or inaction.

Section 5.7      No Obligations or Actions Except as Stated in Transaction Documents or Instructions.  The Owner Trustee is not obligated to, and will not, manage, use, sell or dispose of the Trust Property, except according to the rights and powers granted to and the authority given to the Issuer and the Owner Trustee under this Agreement and the other Transaction Documents or in an instruction received by the Owner Trustee under Section 5.4 or 5.6.  The right of the Owner Trustee to perform a discretionary act stated in a Transaction Document will not be interpreted as an obligation.  There are no implied obligations of the Owner Trustee under the Transaction Documents.  To the extent that, at law or in equity, the Owner Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Certificateholders, it is hereby understood and agreed by the other parties hereto that all such duties and liabilities are replaced by the duties and liabilities of the Owner Trustee expressly set forth in this Agreement.
Section 5.8      Prohibition on Some Actions.  The Owner Trustee will not take action (a) that is inconsistent with the purposes of the Issuer in Section 2.3 or (b) that, to the knowledge of a Responsible Person of the Owner Trustee, absent direction by the Certificateholders, would (i) cause a Class of Notes not to be treated as indebtedness for purposes of U.S. federal and State income tax, franchise tax, and any other tax imposed on or measured in whole or in part by income, (ii) be deemed to cause a sale or exchange of the Notes for purposes of Section 1001 of the Code (unless no gain or loss would be recognized on the deemed sale or exchange for U.S. federal income tax purposes), (iii) cause the Issuer or any part of the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation or as a partnership for U.S. federal income tax or for state and local income or franchise tax purposes, or (iv) not be in accordance with applicable Law.  The Certificateholders shall not direct the Owner Trustee to take action that would violate clause (b)(i) of this Section 5.8 or cause the Issuer to be an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax or for state and local income or franchise tax purposes.
Section 5.9      Action Not Required.  The Owner Trustee will not be required to do any of the following:
(a)      Actions Resulting in Liability.  To take any action under a Transaction Document if the Owner Trustee reasonably determines, or is advised by counsel, that the action is likely to result in liability on the part of the Owner Trustee, is contrary to a Transaction Document or is not permitted by applicable Law.
(b)      Actions Resulting in Financial Liability.  To pay or risk funds or incur any financial liability in the performance of its rights or powers under a Transaction Document if the Owner Trustee has reasonable grounds for believing that payment of such funds or adequate indemnity against the risk or liability is not reasonably assured or given to it.
(c)      Administering or Collecting Receivables.  To administer, service or collect the Receivables or to monitor or supervise the administration, servicing or collection of the Receivables.
(d)      Perfecting Security Interest.  To file financing statements or continuation statements or to perfect or maintain the perfection of a security interest or Lien granted to it under this Agreement or to prepare or file a Securities and Exchange Commission filing for the Issuer or to record a Transaction Document.
(e)      Advice.  To provide advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Issuer, including income, gift and estate tax issues, insurable interest issues, doing business or other licensing matters and the initial and ongoing selection and monitoring of financing arrangements.
(f)      Investigation.  To make investigation about the accuracy of representations, warranties or other obligations of the Issuer under the Transaction Documents.
(g)      Verification.  To prepare or verify information, disclosure or other statements in the offering documents or other documents issued or delivered in connection with the sale or transfer of the Notes, except as separately agreed by the Owner Trustee.
(h)      Actions of other Parties.  To monitor or supervise the activities or performance of other parties under the Transaction Documents.
(i)      Compliance With U.S. Credit Risk Retention Rules.  To monitor or enforce the Sponsor’s compliance with any risk retention requirements under the U.S. Credit Risk Retention Rules.  The Owner Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Certificateholder, Noteholder or other party for violation of such rules now or hereafter in effect, except as otherwise may be explicitly required by law, rule or regulation.
Section 5.10      Inspection of Owner Trustee; Access to Records.  The Owner Trustee agrees that, with reasonable advance notice, it will permit authorized representatives of the Servicer or the Administrator, during the Owner Trustee’s normal business hours, to have access to and review the facilities, processes, books of account, records, reports and other documents and materials of the Owner Trustee relating to (a) the performance of the Owner Trustee’s obligations under this Agreement, (b) payments of fees and expenses of the Owner Trustee for its performance and (c) a claim made by the Owner Trustee under this Agreement.  In addition, the Owner Trustee will permit the Servicer’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Owner Trustee’s officers and employees.  Any access and review will be subject to the Owner Trustee’s confidentiality and privacy policies.  The Owner Trustee will maintain all relevant books, records, reports and other documents and materials for a period of two (2) years after the termination of its obligations under this Agreement.
Section 5.11      Furnishing of Documents.  The Owner Trustee will provide to the Administrator and, on request from any Certificateholder (if a different Person than the Administrator), to the Certificateholder copies of reports, notices, requests, demands, certificates and other documents provided to the Owner Trustee under the Transaction Documents, including any requests received by the Owner Trustee from a Noteholder to communicate with other Noteholders and any Review Reports received from the Asset Representations Reviewer.
Section 5.12      Reporting of Receivables Reacquisition and Acquisition Demands.  The Owner Trustee will (a) notify the Sponsor, the Administrator, the Depositor and the Servicer, as

soon as practicable, but in any event, within five (5) Business Days, of demands or requests received by a Responsible Person of the Owner Trustee (including to the Owner Trustee on behalf of the Issuer) for the reacquisition or acquisition, as applicable, of any Receivable under Section 3.4 or 4.6 of the Originator Receivables Transfer Agreement, Section 3.4 or 4.7 of the Master Trust Receivables Transfer Agreement or Section 2.5 of the Transfer and Servicing Agreement, (b) promptly on request by the Sponsor, the Administrator, the Depositor or the Servicer, provide to them other information in the Owner Trustee’s possession reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB and (c) if requested by the Sponsor, the Administrator, the Depositor or the Servicer, provide a written certification no later than fifteen (15) days following the end of a quarter or year that the Owner Trustee has not received reacquisition or acquisition demands or requests for the relevant period, or if reacquisition or acquisition demands or requests have been received during the relevant period, that the Owner Trustee has given the information reasonably requested under clause (b) above.  The Owner Trustee and the Issuer will not have responsibility or liability for a filing required to be made by a securitizer under the Exchange Act.
Section 5.13      Sarbanes-Oxley Act.  The Owner Trustee will not be required to execute, deliver or certify on behalf of the Issuer, the Servicer, the Depositor or the Sponsor any filings, certificates or other documents required by the Commission or required under the Sarbanes-Oxley Act of 2002 in connection with the Transaction Documents.  The Owner Trustee will provide any relevant information in the Owner Trustee’s possession and Officer’s Certificates reasonably requested by the Person responsible for the filings, certificates or other documents on behalf of the Issuer.
ARTICLE VI
OWNER TRUSTEE
Section 6.1      Acceptance of Trusts.  The Owner Trustee accepts the trusts created by this Agreement and agrees to exercise its rights and powers and perform its obligations under this Agreement.
Section 6.2      Limitations on Liability.  The Owner Trustee will not be liable under the Transaction Documents, including for the following actions, except (a) for its own willful misconduct, bad faith or gross negligence (except for errors in judgment) or (b) if a representation or warranty in Section 6.6 is not true and correct as of the Closing Date:
(i)      the Owner Trustee will not be liable for any action taken or not taken by it (A) according to the instructions of the Noteholders of a majority of the Note Balance of the Controlling Class, the Indenture Trustee, the Depositor, the Certificateholders, the Administrator or the Servicer or (B) in good faith which it believes to be authorized or within its rights and powers under this Agreement so long as the action taken or not taken does not amount to gross negligence; provided, however, that the foregoing shall not relieve the Owner Trustee of its obligation to perform its duties under this Agreement;

(ii)      the Owner Trustee will not be liable for indebtedness evidenced by or created under the Transaction Documents, including the principal of and interest or Make-Whole Payments on the Notes or amounts distributable to the Certificateholders;
(iii)      the Owner Trustee will not be liable for and makes no representations as to (A) the validity or sufficiency of this Agreement, (B) the due execution of this Agreement by the Depositor, (C) the form, genuineness, sufficiency, value or validity of the Trust Property, (D) the validity or sufficiency of the other Transaction Documents or related documents, (E) the legality, validity and enforceability of the Certificates or the Notes, (F) the perfection and priority of a security interest created in the Receivables or the maintenance of any perfection and priority, (G) the sufficiency of the Trust Property or the ability of the Trust Property to generate the amounts necessary to make payments to the Noteholders under the Indenture or distributions to the Certificateholders under this Agreement or (H) the accuracy of a representation or warranty made under a Transaction Document (other than the representations and warranties made by the Owner Trustee in Section 6.6);
(iv)      the Owner Trustee will not have any responsibility or liability for or with respect to (A) the legality, validity and enforceability of any Receivable, (B) the existence and ownership of any Receivable, (C) the existence and contents of any device payment plan agreement or any computer or other record thereof, (D) the completeness of any device payment plan agreement or (E) the performance or enforcement of any device payment plan agreement;
(v)      the Owner Trustee will not have any responsibility or liability for or with respect to the compliance by the Issuer with any covenant or the breach by the Issuer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Owner Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof;
(vi)      the Owner Trustee will not be liable for the default or misconduct of or acts or omissions of the Servicer, the Administrator, the Depositor, any Certificateholder, the Indenture Trustee or the Asset Representations Reviewer under the Transaction Documents or for any action taken by the Indenture Trustee, the Administrator or the Servicer in the name of the Owner Trustee and the Owner Trustee shall have no obligations to perform any of the duties of or to monitor the performance by the Issuer, the Servicer, the Indenture Trustee, the Administrator, the Asset Representations Reviewer or any other Person; provided that, to the extent a Responsible Person of the Owner Trustee has actual knowledge of a breach of a representation, warranty or covenant of any party, the Owner Trustee shall notify such party of the breach;
(vii)      the Owner Trustee shall not be accountable for (A) the use or application by the Depositor of the proceeds of the sale of the Notes, (B) the use or application by the Certificateholders of the Certificates or the proceeds of the Certificates, (C) the use or application by the holder of any Notes of any of the Notes or of the proceeds of such

Notes, or (D) the use or application of any funds paid to the Servicer in accordance with the Transfer and Servicing Agreement.
(viii)      the Owner Trustee will not be responsible or liable for special, punitive, indirect or consequential damages (including lost profit), even if the Owner Trustee has been advised of the likelihood of the loss or damage and regardless of the form of action; or
(ix)      the Owner Trustee will not be responsible or liable for a failure or delay in the performance of its obligations under this Agreement from or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, acts of war, terrorism, civil or military disturbances, nuclear catastrophes, fires, floods, earthquakes, storms, hurricanes or other natural catastrophes and interruptions, loss or failures of mechanical, electronic or communication systems; and the Owner Trustee will use reasonable efforts consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
Section 6.3      Reliance; Advice of Counsel; Use of Agents.
(a)      Reliance.  The Owner Trustee may rely on, and will not be liable to anyone for acting in reliance on, a signature, notice, resolution, request, consent, certificate, report, opinion or other document believed by it to be genuine that appears on its face to be properly signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of a corporate party as conclusive evidence that the resolution has been duly adopted and that the resolution is in full force and effect.
(b)      Advice of Counsel.  In the exercise or administration of the trusts under this Agreement and in the exercise of its rights and powers or the performance of its obligations under the Transaction Documents, the Owner Trustee may consult with counsel, accountants and other Persons whom the Owner Trustee selects with reasonable care.  The Owner Trustee may rely on the written opinion or advice of counsel, accountants or other Persons and will not be liable for any action taken or not taken in good faith according to such opinion or advice, including that such action or inaction is not contrary to the Transaction Documents.
(c)      Use of Agents.  In the exercise or administration of the trusts under this Agreement and in the performance of its rights, powers and obligations under the Transaction Documents, the Owner Trustee may act directly or through its agents or attorneys under agreements entered into with any of them and will not be liable for the conduct or misconduct of those agents or attorneys if the Owner Trustee selects those agents or attorneys with due care.
Section 6.4      Not Acting in Individual Capacity.  Except as stated in this Article VI, in accepting the trusts created by this Agreement Wilmington Trust, National Association acts solely as Owner Trustee under this Agreement and not in its individual capacity.  Any Person with a claim against the Owner Trustee related to a Transaction Document will look only to the Trust Property for payment or satisfaction of that claim.
Section 6.5      Owner Trustee May Own Notes.  Wilmington Trust, National Association, in its individual or another capacity, may become the owner or pledgee of Notes and may deal with the Depositor, the Certificateholder, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not the Owner Trustee.
Section 6.6      Owner Trustee’s Representations and Warranties.  The Owner Trustee represents and warrants to the Depositor and for the benefit of the Certificateholders as of the Closing Date:
(a)      Organization and Qualification.  The Owner Trustee is duly formed, validly existing and duly qualified as a national banking association under the laws of the United States.  The Owner Trustee has obtained necessary qualifications, licenses and approvals in each jurisdiction in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a Material Adverse Effect.
(b)      Power, Authority and Enforceability.  The Owner Trustee has the power and authority to execute, deliver and perform its obligations under this Agreement.  The Owner Trustee has authorized the execution, delivery and performance of this Agreement.  This Agreement has been duly executed by an authorized officer of the Owner Trustee and is the legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms, except as may be limited by insolvency, bankruptcy, reorganization or other Laws relating to the enforcement of creditors’ rights or by general equitable principles.
(c)      No Conflicts and No Violation.  The completion of the transactions under this Agreement and the performance by the Owner Trustee of its obligations under this Agreement will not (i) conflict with, or be a breach or default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document under which the Owner Trustee is a debtor or guarantor, (ii) result in the creation or imposition of any Lien on the Owner Trustee’s properties or assets under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document, (iii) violate the Owner Trustee’s organizational documents or by-laws, or (iv) violate a Law or, to the Owner Trustee’s knowledge, an order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties that applies to the Owner Trustee, which, in each case, would reasonably be expected to have a Material Adverse Effect.
(d)      No Proceedings.  To the Owner Trustee’s knowledge, there are no proceedings or investigations pending or threatened in writing, before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Notes or the completion of the transactions contemplated by the Transaction Documents or (iii) seeking a determination or ruling that would reasonably be expected to have a Material Adverse Effect.
(e)      Banking Association.  The Owner Trustee is a banking association satisfying Section 3807(a) of the Delaware Statutory Trust Act and meets the eligibility requirements of Section 9.1(a).

(f)      Information Provided by Owner Trustee.  The information provided by the Owner Trustee in its individual capacity in each certificate or agreement delivered by a Responsible Person of the Owner Trustee is true and correct in all material respects.
Section 6.7      Obligation to Update Disclosure.  The Owner Trustee will notify and provide information in the Owner Trustee’s possession, and certify the information in an Officer’s Certificate, to the Depositor and the Administrator on the occurrence of any event or condition relating to the Owner Trustee or actions taken by the Owner Trustee that (a) may be required to be disclosed by the Depositor under Item 2 (the start of, material developments in, or termination of legal proceedings against the Owner Trustee, in its individual capacity, that are material to the Noteholders) of Form 10-D under the Exchange Act within five (5) Business Days of a Responsible Person of the Owner Trustee becoming aware of such proceeding, (b) the Depositor or the Administrator reasonably requests of the Owner Trustee that the Depositor or the Administrator, as applicable, in good faith, believes is necessary to comply with the Depositor’s reporting obligations under the Exchange Act within two (2) Business Days of request, or (c) may be required to be disclosed under Item 6.02 (resignation, removal, replacement or substitution of the Owner Trustee, in its individual capacity) of Form 8-K under the Exchange Act within two (2) Business Days of the resignation, removal, replacement or substitution of the Owner Trustee.
Section 6.8      Anti-Money Laundering.  To help the government fight the funding of terrorism and money laundering activities, the Customer Identification Program (CIP) requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, USA PATRIOT Act), the Financial Crimes Enforcement Network’s (FinCEN) Customer Due Diligence Requirements and such other laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions (“Applicable Anti-Money Laundering Law”), requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, in order to comply with Applicable Anti-Money Laundering Law, the Owner Trustee is required to obtain on or before the Closing Date and from time to time thereafter documentation to verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Owner Trustee will ask for documentation to verify its formation and existence as a legal entity, financial statements, licenses, tax identification documents, and identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities).  The Owner Trustee may, to the fullest extent permitted by applicable law, including Applicable Anti-Money Laundering Law, conclusively rely on, and shall be fully protected and indemnified in relying on, any information received, and failure to provide such information may result in an inability of the Owner Trustee to perform its obligations hereunder which, at the sole option of the Owner Trustee, may result in the immediate resignation of the Owner Trustee, notwithstanding anything to the contrary in this Agreement but subject to Section 9.2(e).
Section 6.9        Persons Deemed Beneficial Owners and Control Parties.  The parties hereto agree that for purposes of Applicable Anti-Money Laundering Law, (a) each

Certificateholder owning twenty-five percent (25%) or more of the beneficial interest in the Issuer is and shall be deemed to be the beneficial owners of the Issuer for purposes of providing the information required under Applicable Anti-Money Laundering Law, and (b) each such Certificateholder and the Administrator is and shall deemed to be the parties with the power and authority to control the Issuer.
ARTICLE VII
COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE
Section 7.1      Owner Trustee’s Fees and Expenses.  The Issuer will pay the Owner Trustee as compensation for performing its obligations under this Agreement the Owner Trustee Fee.  The Issuer will reimburse the Owner Trustee for its reasonable expenses in performing its obligations under this Agreement and the other Transaction Documents, including the reasonable fees and expenses of the Owner Trustee’s agents, counsel and advisors, but excluding expenses resulting from the Owner Trustee’s willful misconduct, bad faith or gross negligence (other than errors in judgment).  These amounts will be paid to the Owner Trustee as set forth in Section 8.2 of the Indenture.
Section 7.2      Indemnification of Owner Trustee.
(a)      Indemnification.  The Issuer will indemnify the Owner Trustee in its individual capacity, and its officers, directors, employees and agents (each, an “Indemnified Person”), for all fees, expenses, losses, damages and liabilities resulting from the administration of and the performance of its obligations under this Agreement and the other Transaction Documents (including the fees and expenses of defending itself against any loss, damage or liability and any fees and expenses incurred in connection with any proceedings brought by the Indemnified Person to enforce the indemnification obligations of the Issuer), but excluding any fee, expense, loss, damage or liability resulting from (i) the Owner Trustee’s willful misconduct, bad faith or gross negligence (other than errors in judgment) or (ii) the Owner Trustee’s breach of its representations and warranties in this Agreement.  These amounts will be paid to the Owner Trustee as set forth in Section 8.2 of the Indenture.
(b)      Proceedings.  If an Indemnified Person receives notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 7.2(a), promptly notify the Issuer and the Administrator of the Proceeding.  The Issuer may participate in and assume the defense and settlement of a Proceeding at its expense.  If the Issuer notifies, or causes the Administrator to notify, the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Issuer assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Issuer will not be liable for fees and expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Issuer and an Indemnified Person.  If there is a conflict, the Issuer will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person.  No settlement of a Proceeding may be made without the approval of the Issuer and the Indemnified Person, which approval will not be unreasonably withheld.

(c)      Survival of Obligations.  The obligations of the Issuer under this Section 7.2 will survive the resignation or removal of the Owner Trustee and the termination of this Agreement.
(d)      Repayment.  If the Issuer makes a payment to an Indemnified Person under this Section 7.2 and the Indemnified Person later collects from others any amounts for which the payment was made, the Indemnified Person will promptly repay those amounts to the Issuer.
Section 7.3      Organizational Expenses of Issuer.  The Depositor will, or will cause the Administrator to, pay the organizational fees and expenses of the Issuer.
ARTICLE VIII
TERMINATION
Section 8.1      Termination of Trust Agreement and Issuer.
(a)      Termination of Trust Agreement and Issuer.  The Issuer will dissolve, on the later to occur of (i) the final distribution by the Owner Trustee of all Trust Property according to the Indenture, the Transfer and Servicing Agreement and Article IV of this Agreement and (ii) the satisfaction and discharge of the Indenture under Article IV of the Indenture.  An Insolvency Event, liquidation or dissolution of any Certificateholder will not (A) operate to terminate this Agreement or the Issuer, (B) allow any Certificateholder’s legal representatives to claim an accounting or to start an action or proceeding in court for a partition or winding up of the Issuer or the Trust Property or (C) affect the rights, powers, obligations and liabilities of the parties to this Agreement.  On dissolution of the Issuer, the Administrator will wind up the activities and affairs of the Issuer as required by Section 3808 of the Delaware Statutory Trust Act.
(b)      Notice of Dissolution.  Notice of any dissolution of the Issuer, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders mailed within five (5) Business Days of receipt of notice of such termination by the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and (iii) that payment to be made on such Payment Date will be made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified.  The Owner Trustee shall give such notice to the Trust Registrar (if other than the Owner Trustee) at the time such notice is given to the Certificateholders.  Upon presentation and surrender of the Certificates, the Owner Trustee shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date.
(c)      Failure to Surrender Certificates.  In the event that one or more of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one (1) year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor (subject to applicable escheatment laws).
(d)      No Termination of Issuer.  Except as provided in this Section 8.1, none of the Depositor, the Administrator or the Certificateholders may cancel or terminate the Issuer.
(e)      Trust Property; Certificate of Cancellation.  On dissolution of the Issuer, any remaining Trust Property will be distributed to the Certificateholders in the priority set forth in Section 4.1(b) of this Agreement, and on completion of the windup, the Owner Trustee will (at the written direction of the Administrator) cause the Certificate of Trust to be cancelled by preparing, executing and filing a certificate of cancellation as required by the Delaware Statutory Trust Act.  On the filing of the certificate of cancellation, this Agreement and the Owner Trustee’s rights, powers and obligations under this Agreement will simultaneously terminate.  The Owner Trustee will promptly deliver a file-stamped copy of the certificate of cancellation to the Administrator.
ARTICLE IX
SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
Section 9.1      Eligibility Requirements for Owner Trustee.
(a)      Eligibility Requirements.  The Owner Trustee must (i) be authorized to exercise corporate trust powers, (ii) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or State authorities, and (iii) have (or have a parent that has) a long-term debt rating of at least investment grade by each of the Rating Agencies or be acceptable to the Rating Agencies.  It is hereby understood that Wilmington Trust, National Association meets the requirements set forth in the immediately preceding sentence as of the date hereof.  If the Owner Trustee publishes reports of condition at least annually, under Law or the requirements of its supervising or examining authority, then for the purpose of this Section 9.1, the combined capital and surplus of the Owner Trustee will be considered to be its combined capital and surplus as stated in its most recent published report.
(b)      Notice of Ineligibility.  The Owner Trustee will promptly notify the Depositor and the Administrator if it no longer meets the eligibility requirements in this Section 9.1.
(c)      Trustee in Delaware.  The Owner Trustee must satisfy Section 3807(a) of the Delaware Statutory Trust Act.
Section 9.2      Resignation or Removal of Owner Trustee.
(a)      Resignation.  The Owner Trustee may resign as the Owner Trustee by notifying the Depositor and the Administrator at least thirty (30) days in advance.  The Owner Trustee must resign immediately if it no longer meets the eligibility requirements in Section 9.1 or is legally unable to act as Owner Trustee.

(b)      Removal by Administrator.  The Administrator may, without cause, remove the Owner Trustee and terminate its rights and obligations under this Agreement by notifying the Owner Trustee at least thirty (30) days in advance.
(c)      Removal for Cause.  The Administrator will, if any of the following events occurs and is continuing, remove the Owner Trustee and terminate its rights and obligations under this Agreement by notifying the Owner Trustee:
(i)      the Owner Trustee no longer meets the eligibility requirements in Section 9.1;
(ii)     the Owner Trustee is legally unable to act as Owner Trustee; or
(iii)    an Insolvency Event of the Owner Trustee occurs.
(d)      Notice of Resignation or Removal.  The Administrator will notify the Depositor, the Indenture Trustee and the Rating Agencies of any resignation or removal of the Owner Trustee.
(e)      Continue to Perform.  No resignation or removal of the Owner Trustee will be effective, and the Owner Trustee will continue to perform its obligations under this Agreement, until a successor Owner Trustee has accepted its engagement according to Section 9.3(b).
Section 9.3      Successor Owner Trustee.
(a)      Appointment of Successor Owner Trustee.  If the Owner Trustee resigns or the Administrator removes the Owner Trustee, the Administrator will promptly appoint a successor Owner Trustee who meets the eligibility requirements in Section 9.1.  If no successor Owner Trustee is appointed and has accepted the appointment within thirty (30) days after the Administrator receives notice of the resignation or removal of the Owner Trustee, the Owner Trustee may petition a court of competent jurisdiction to appoint a successor Owner Trustee.  No successor Owner Trustee may accept appointment under this Section 9.3 unless, at the time of the acceptance, the successor Owner Trustee meets the eligibility requirements in Section 9.1.
(b)      Effectiveness of Resignation or Removal.  No resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee under this Section 9.3 will become effective until (i) the successor Owner Trustee accepts its appointment as the Owner Trustee under Section 9.3(a) by executing and delivering to the Administrator an agreement accepting its appointment under this Agreement and (ii) the successor Owner Trustee files the certificate of amendment to the Certificate of Trust referred to in Section 9.3(e).
(c)      Transition of Owner Trustee Obligations.  On the resignation or removal of the Owner Trustee becoming effective under Section 9.3(b), all rights, powers and obligations of the Owner Trustee under this Agreement will become the rights, powers and obligations of the successor Owner Trustee.  The Owner Trustee will deliver to the successor Owner Trustee all documents and amounts held by it under this Agreement, and the Administrator and the Owner Trustee will execute and deliver any documents and do other things reasonably required to confirm in the successor Owner Trustee those rights, powers and obligations.  The Issuer will reimburse the Owner Trustee and any successor Owner Trustee for expenses related to the replacement of the Owner Trustee.
(d)      Notification.  On the acceptance of appointment by a successor Owner Trustee under this Section 9.3, the Administrator will notify the Depositor, the Indenture Trustee, the Noteholders, the Certificateholders and the Rating Agencies of the successor Owner Trustee.
(e)      Certificate of Amendment.  A successor Owner Trustee appointed under this Agreement will promptly file a certificate of amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of the successor Owner Trustee in the State of Delaware.  The successor Owner Trustee will promptly deliver a file-stamped copy of the certificate of amendment to the Administrator.
Section 9.4      Merger or Consolidation; Transfer of Assets.  If the Owner Trustee merges or consolidates with, or transfers its corporate trust business or assets to, any Person, the resulting, surviving or transferee Person will be the successor Owner Trustee so long as that Person is qualified and eligible under Section 9.1.  The Owner Trustee will (i) notify the Issuer and the Administrator (who will notify the Rating Agencies) of the merger or consolidation within fifteen (15) Business Days of the event and (ii) file a certificate of amendment to the Certificate of Trust as required by Section 9.3(e).
Section 9.5      Appointment of Separate Trustee or Co-Trustee.
(a)      General.  For the purpose of meeting a legal requirement of any jurisdiction in which the Trust Property may be located, the Administrator and the Owner Trustee acting jointly will have the power to appoint one or more Persons approved by the Owner Trustee to act as a separate trustee or as separate trustees, or as co-trustee, jointly with the Owner Trustee, of the Issuer, and to vest in that Person, in that capacity, the title to the Trust Property, and, subject to this Section 9.5, the trusts, rights, powers and obligations as the Administrator and the Owner Trustee consider necessary or advisable.  If the Administrator has not joined in the appointment within fifteen (15) Business Days of its receipt of a request so to do, the Owner Trustee will have the power to make the appointment.  No separate trustee or co-trustee under this Agreement will be required to be eligible under Section 9.1 and no notice of the appointment of a separate trustee or co-trustee is required.
(b)      Rights; Liability; Resignation or Removal.  Each separate trustee and co-trustee will, if permitted by Law, be appointed and act subject to the following:
(i)      all rights, powers and obligations of the Owner Trustee will be exercised or performed by the Owner Trustee and the separate trustee or co-trustee jointly (it being understood that the separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in the act), except if under the Law of each jurisdiction in which a particular act or acts are to be performed, the Owner Trustee is incompetent or unqualified to perform the act or acts, in which event the rights, powers and obligations (including the holding of title to any Trust Property) may be exercised and performed separately by the separate trustee or co-trustee;

(ii)      no trustee under this Agreement will be personally liable for any act or failure to act by another trustee under this Agreement; and
(iii)     the Administrator and the Owner Trustee acting jointly may accept the resignation of or remove a separate trustee or co-trustee.
(c)      Joint or Separate Trusts.  Any notice, request or other communication given to the Owner Trustee will be considered given to each of the then separate trustees and co-trustees, as if given to each of them.  Every appointment of a separate trustee or co-trustee must refer to this Agreement and the conditions of this Article IX.  Each separate trustee and co-trustee, on its acceptance of the appointment, will be vested with the properties, trusts, rights and powers stated in its appointment, either jointly with the Owner Trustee or separately.  The Owner Trustee will keep a copy of the appointment in its files and will deliver a copy to the Administrator.
(d)      Owner Trustee as Agent.  Any separate trustee or co-trustee may appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, if not prohibited by Law, to do any act under this Agreement on its behalf and in its name.  If a separate trustee or co-trustee becomes incapable of acting, resigns or is removed, its properties, trusts, rights and powers will be vested in and may be exercised by the Owner Trustee, if permitted by Law, without the appointment of a new or successor trustee.
Section 9.6      Compliance with Delaware Statutory Trust Act.  The Issuer must have at least one trustee that meets the requirements of Section 3807(a) of the Delaware Statutory Trust Act.
ARTICLE X
OTHER AGREEMENTS
Section 10.1      Limitation on Rights of Others.  Except for Sections 2.6, 7.2 and 11.2, this Agreement is solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Servicer, the Certificateholders and the Secured Parties.  Nothing in this Agreement (other than Section 2.6), will give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under this Agreement.
Section 10.2      No Petition.  To the fullest extent permitted by Law, each of the parties hereto, by entering into this Agreement hereby covenants and agrees, and the Indenture Trustee and each Certificateholder and Noteholder by accepting a Certificate or accepting the benefits of this Agreement, as the case may be, are each deemed to covenant and agree, that it shall not at any time acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar Law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor, as the case may be, or any substantial part of its property, or, except as expressly set forth herein, ordering the winding up or liquidation of the affairs of the Issuer or the Depositor, in connection with any obligations relating to the Notes, the Certificates, this Agreement or any of the Transaction Documents prior to the date that is one (1) year and one day after the payment in full of all securities issued by the Depositor or by a trust for which the Depositor was a depositor.  This Section 10.2 shall survive the termination of this Agreement.
Section 10.3      Restrictions on the Certificateholders’ Power.  The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligations of the Issuer or of the Owner Trustee under any of the Transaction Documents nor shall the Owner Trustee be obligated to follow any such direction, if given.
Section 10.4      Class A Certificateholder Controls.  Except as otherwise expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Class A Certificateholder, except as expressly provided otherwise herein.  Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Class A Certificateholder.
Section 10.5     Optional Acquisition.  On each Payment Date following the last day of a Collection Period as of which the aggregate Principal Balance of the Receivables shall be equal to or less than 10% of the aggregate Principal Balance of the Receivables as of the Closing Date, the Class A Certificateholder, with the consent of the Administrator, on behalf of the Issuer, shall have the option to acquire, as of the end of the immediately preceding Collection Period, the corpus of the Trust Property for an amount equal to the Optional Acquisition Amount, as set forth in Section 8.1 of the Transfer and Servicing Agreement.  Upon such Optional Acquisition, the Issuer will redeem the Notes, in whole but not in part.
Section 10.6      Optional Redemption of Notes.  On any Payment Date on and after the Payment Date in July 2020, the Class A Certificateholder, with the consent of the Administrator, on behalf of the Issuer, shall have the option to redeem the Notes, in whole but not in part, as set forth in Section 8.2 of the Transfer and Servicing Agreement.
Section 10.7      Early Termination Date Under the Cap Agreement.  The Issuer agrees that it will not designate an “early termination date” (as defined in the Cap Agreement) under the Cap Agreement without the consent of the Administrator.
ARTICLE XI
MISCELLANEOUS
Section 11.1      Amendments.
(a)      Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement to (i) clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement, or (ii) provide for, or facilitate the acceptance of this Agreement by, a successor Owner Trustee, in each case of (i) or (ii), without the consent of the Noteholders, the Certificateholders or any other Person.  The parties may amend any term or provision of this Agreement from time to time for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of Noteholders, the Certificateholders or any other Person.

(b)      Other Amendments.  Other than as set forth in Section 11.1(c), the parties may amend this Agreement to add any provisions to, or change in any manner or eliminate any provisions of, this Agreement or for the purpose of modifying in any manner the rights of the Noteholders under this Agreement, with the consent of the Certificateholders, if either (x) the Issuer or the Administrator delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (y) the Rating Agency Condition is satisfied with respect to such amendment; and
(c)      Amendments Requiring Consent of Noteholders and Certificateholders.
(i)      This Agreement may also be amended from time to time by the parties hereto, with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Certificateholders and, if the interests of the Noteholders are materially and adversely affected, with the consent of the Noteholders evidencing at least a majority of the outstanding Note Balance of the Controlling Class of Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders under this Agreement.
(ii)      No amendment to this Agreement may, without the consent of all adversely affected Noteholders or Certificateholders, as applicable, (i) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (ii) modify the percentage of the Note Balance of the Notes or the Controlling Class or the Percentage Interest of Certificates required to consent to any action.
It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Noteholder consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Noteholder.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.
(d)      Indenture Trustee Consent.  Any amendment to this Agreement pursuant to Section 11.1(b) or (c) will require the consent of the Indenture Trustee if the amendment has a material adverse effect on the rights, duties, obligations, immunities or indemnities of the Indenture Trustee.
(e)      Notice of Amendments.  Promptly after the execution of an amendment, (i) the Administrator will deliver a copy of the amendment to the Rating Agencies and (ii) the Owner Trustee will notify the Indenture Trustee of the substance of the amendment or consent.

(f)      Certificate of Amendment.  Promptly after the execution of any certificate of amendment to the Certificate of Trust, the Owner Trustee will cause the amendment to be filed with the Secretary of State of the State of Delaware.  The Owner Trustee will promptly deliver a file-stamped copy of the certificate of amendment to the Administrator.
(g)      Amendment by Owner Trustee.  The Owner Trustee may enter into any amendment or certificate of amendment to the Certificate of Trust that affects the Owner Trustee’s own rights, powers and obligations under this Agreement.
(h)      Opinions of Counsel.
(i)      Before executing any amendment to this Agreement or certificate of amendment to the Certificate of Trust, the Depositor or the Administrator will deliver to the Owner Trustee, an Opinion of Counsel stating that the execution of the amendment or certificate of amendment is authorized or permitted by this Agreement.
(ii)      Before executing any amendment to this Agreement or any other Transaction Document to which the Issuer is a party, the Depositor or the Administrator will deliver to the Owner Trustee, an Opinion of Counsel stating that the amendment is permitted by the Transaction Documents and that all conditions in the Transaction Documents for the execution and delivery of the amendment by the Issuer or the Owner Trustee have been satisfied.
(i)      Noteholder Consent.  For any amendment to this Agreement or any other Transaction Document requiring the consent of the Noteholders, the Owner Trustee will notify the Indenture Trustee to request consent from the Noteholders and follow its reasonable procedures to obtain consent.
(j)      Amendments to the Cap Agreement.  The Issuer, or the Administrator on behalf of the Issuer, may enter into amendments to the Cap Agreement to resolve any ambiguity in, or correct or supplement any provision of, the Cap Agreement, so long as the Administrator determines that such amendment will not have a material adverse effect on the Noteholders whose written consent has not been obtained.
Section 11.2      Benefit of Agreement.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  No other Person will have any right or obligation under this Agreement.
Section 11.3      Notices.
(a)      Notices to Parties.  All notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:
(i)      for personally delivered, express or certified mail or courier, when received;

(ii)      for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;
(iii)      for an email, when receipt is confirmed by telephone or reply email from the recipient; and
(iv)      for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.
(b)      Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Transfer and Servicing Agreement, which address the party may change by notifying the other party.
Section 11.4      GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.
Section 11.5     Exclusive Jurisdiction.  Each party to this Agreement and each person beneficially owning a beneficial interest in the Issuer, to the fullest extent permitted by Law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Issuer or its business and affairs, the Delaware Statutory Trust Act or this Agreement, including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce the provisions of this Agreement, will be exclusively brought in the courts of the State of Delaware or the State of New York and (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding.
Section 11.6    WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
Section 11.7    Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.
Section 11.8     Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.
Section 11.9    Counterparts.  This Agreement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.
Section 11.10 No Recourse.  Each Certificateholder by accepting an interest in a Certificate acknowledges that such Certificate represents a beneficial interest in the Issuer only and does not represent an interest in or obligation of the Depositor, Cellco (in any capacity), the

Administrator, the Parent Support Provider, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Certificates or the Transaction Documents
Section 11.11      Intent of the Parties; Reasonableness.  The Depositor and the Owner Trustee acknowledge and agree that the purpose of Section 6.7 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Neither the Depositor nor the Owner Trustee shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Owner Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records, attestations, and any other information in the Owner Trustee’s possession necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Owner Trustee or the servicing of the Receivables, reasonably believed by the Depositor to be necessary in order to effect such compliance.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

VERIZON ABS LLC,
       as Depositor
By:/s/ Kee Chan Sin
      Name: Kee Chan Sin
      Title:   Chief Financial Officer

WILMINGTON TRUST, NATIONAL  ASSOCIATION,
        as Owner Trustee
By: /s/ Clarice Wright
       Name: Clarice Wright
       Title:    Assistant Vice President

Exhibit A
Form of Certificate of Trust of
Verizon Owner Trust 2019-B
This Certificate of Trust of Verizon Owner Trust 2019-B (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C., § 3801 et seq.) (the “Act”).
1.            Name.  The name of the statutory trust formed by this Certificate of Trust is “Verizon Owner Trust 2019-B”.
2.            Owner Trustee.  The name and business address of the sole trustee of the Trust with a principal place of business in the State of Delaware are Wilmington Trust, National Association, 1100 North Market Street, Wilmington, Delaware 19890, Attn: Corporate Trust Administration.
3.            Effective Date.  This Certificate of Trust will be effective on filing.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.
WILMINGTON TRUST, NATIONAL  ASSOCIATION, not in its individual capacity but  solely as Owner Trustee of the Trust

By:
Name:
Title:
A-1

Exhibit B-1
FORM OF CLASS A CERTIFICATE
THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATOR, THE PARENT SUPPORT PROVIDER, CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS (IN ANY CAPACITY) OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.
THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT.
THIS CERTIFICATE OR INTEREST HEREIN MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT TO A PERSON THAT EITHER (i) IS NOT A NON-U.S. PERSON OR (ii) WHO HOLDS ON BEHALF OF ONE OR MORE BENEFICIAL OWNERS (AS DETERMINED FOR U.S. TAX PURPOSES) NONE OF WHOM IS A NON-U.S. PERSON. EACH HOLDER SHALL REPRESENT AND WARRANT THAT EACH BENEFICIAL OWNER OF THE CERTIFICATE ON WHOSE BEHALF IT HOLDS (INCLUDING SUCH HOLDER IF IT IS A BENEFICIAL HOLDER) IS NOT A NON-U.S. PERSON. EACH TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY.
EACH PURCHASER AND TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS NOT ACQUIRING THE CERTIFICATE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.
B-1-1

NUMBER R‑1
VERIZON OWNER TRUST 2019-B
ASSET-BACKED CERTIFICATE
THIS CERTIFIES THAT VERIZON DPPA TRUE UP TRUST is the registered owner of 100% of the nonassessable, fully-paid, fractional undivided beneficial interest in Verizon Owner Trust 2019-B (the “Issuer”) formed by Verizon ABS LLC.
The Issuer was created pursuant to a Trust Agreement, dated as of May 10, 2019 (as amended and supplemented, including the Amended and Restated Trust Agreement dated as of June 12, 2019, the “Trust Agreement”), between Verizon ABS LLC, as depositor (the “Depositor”), and Wilmington Trust, National Association, a national banking association, as Owner Trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below.  Capitalized terms used but not defined herein are defined in Appendix A to the Transfer and Servicing Agreement, dated as of June 12, 2019, among Verizon Owner Trust 2019-B, as Issuer, Verizon ABS LLC, as Depositor, and Cellco Partnership d/b/a Verizon Wireless, as Servicer, Marketing Agent and Custodian.
This Certificate is the duly authorized Class A Certificate designated as an “Asset Backed Certificate” (the “Class A Certificate”) issued pursuant to the Trust Agreement.  Certain debt instruments evidencing obligations of the Issuer have been issued under the Indenture, consisting of Notes designated as “2.33% Asset Backed Notes, Class A-1a,” “One-Month LIBOR + 0.45% Asset Backed Notes, Class A-1b,” “2.40% Asset Backed Notes, Class B” and “2.60% Asset Backed Notes, Class C” (collectively, the “Notes”).  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement.  The holder of this Class A Certificate, by virtue of its acceptance hereof, assents to and is bound by all of the provisions of the Trust Agreement.
The property of the Issuer includes the Receivables, all monies due thereunder and received after the applicable Cutoff Date, certain bank accounts and the proceeds thereof and certain other rights under the Trust Agreement and the Transfer and Servicing Agreement and all proceeds of the foregoing.
It is the intent of the Depositor, Cellco and the Certificateholders that, for U.S. federal, state and local income, franchise and other tax purposes (including any tax measured in whole or in part by reference to income) the Issuer is to be characterized as a mere security device formed to hold the Trust Property and issue the Notes.  Each Certificateholder, by acceptance of a Certificate or any beneficial interest on a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Issuer as a mere security device formed to hold the Trust Property securing the Notes for such tax purposes.
Under the Trust Agreement, there will be distributed to the holder hereof on each Payment Date the amounts to be distributed to the Certificateholders on such Payment Date pursuant to the Indenture and the Trust Agreement.
B-1-2

The holder of this Class A Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class A Certificate are subordinated to the rights of the Noteholders, as described in the Transfer and Servicing Agreement and the Indenture.
Distributions on this Class A Certificate will be made as provided in the Trust Agreement by wire transfer or check mailed to the Class A Certificateholder without the presentation or surrender of this Class A Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency of the Owner Trustee designated in such notice.
Each Certificateholder, by its acceptance of a Certificate or any beneficial interest in a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States, federal or state bankruptcy or similar Law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.
Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or an authenticating agent, by manual signature, this Class A Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement, the Indenture or the Transfer and Servicing Agreement or be valid for any purpose.
THIS CLASS A CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
B-1-3

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Class A Certificate to be duly executed.
VERIZON OWNER TRUST 2019-B
By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee
 By:                _________________________________
        Authorized Signatory

Dated:  June 12, 2019
B-1-4

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is the Class A Certificate referred to in the within-mentioned Trust Agreement.
WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By:       _________________________________
Authorized Signatory

B-1-5

(REVERSE OF CERTIFICATE)
The holder of this Class A Certificate, by accepting an interest in this Class A Certificate, acknowledges that this Class A Certificate represents a beneficial interest in the Issuer only and does not represent any interest in or obligation of the Depositor, Cellco (in any capacity), the Administrator, the Parent Support Provider, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Class A Certificate or the Transaction Documents.  In addition, this Class A Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Transaction Documents.  A copy of each of the Transaction Documents, including the Trust Agreement, may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by a Certificateholder upon written request.
As provided in the Trust Agreement, and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registerable in the Trust Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies of the Trust Registrar maintained by the Owner Trustee, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Trust Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon a new Class A Certificate of a Percentage Interest of 100% evidencing the same aggregate interest in the Issuer will be issued to the designated transferee or transferees. The initial Trust Registrar appointed under the Trust Agreement is Wilmington Trust, National Association.
The Owner Trustee, the Trust Registrar and any agent of the Owner Trustee or the Trust Registrar may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Trust Registrar or any such agent shall be affected by any notice to the contrary.
The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof by the Depositor and the Owner Trustee, without the consent of any of the Noteholders, to clarify any ambiguity, to correct an error or supplement any provisions in the Trust Agreement or, with the consent of the Certificateholders and the affected Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that either (i) an Officer’s Certificate has been delivered to the Owner Trustee and the Indenture Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (ii) the Rating Agency Condition has been satisfied in respect of any such amendment.
No amendment otherwise permitted under Section 11.1 of the Trust Agreement may (x) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (y) modify the percentage of the Note Balance of the Notes or the Controlling Class or the Percentage Interest of Certificates required to consent to any action without, in either case, the consent of all adversely affected Noteholders or Certificateholders.
B-1-6

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the payment to the Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all Trust Property.  The True Up Trust, as Class A Certificateholder, may at its option, and with the consent of the Administrator, on behalf of the Issuer, acquire the Receivables at a price specified in the Transfer and Servicing Agreement, and any such acquisition of the Receivables and other property of the Issuer will effect a redemption of the Notes, in whole but not in part, and an early retirement of the Class A Certificate; however, such right of acquisition is exercisable only on a Payment Date after the last day of the Collection Period as of which the aggregate Principal Balance of the Receivables is less than or equal to 10% of the aggregate Principal Balance as of the Closing Date.  In addition, the True Up Trust, as Class A Certificateholder, may at its option, and with the consent of the Administrator, on behalf of the Issuer, redeem the Notes, in whole but not in part, on any Payment Date on or after the Payment Date in July 2020; provided, that the amount remitted to the Issuer in connection with such redemption is at least equal to the amount described in the Transfer and Servicing Agreement, and any such redemption of the Notes will effect early retirement of the Class A Certificate.
B-1-7

ASSIGNMENT
Social Security or taxpayer I.D.  or other identifying number of assignee:__________________
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto:
____________________________________________________________________________
                                                (name and address of assignee)
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
______________________, attorney, to transfer said Certificate on the books of the Trust Registrar, with full power of substitution in the premises.
Dated:                                                      */
Signature Guaranteed:
__________________*/
*/NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.
B-1-8

Exhibit B-2
FORM OF CLASS B CERTIFICATE
THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATOR, THE PARENT SUPPORT PROVIDER, CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS (IN ANY CAPACITY) OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.
THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT.
THIS CERTIFICATE OR INTEREST HEREIN MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT TO A PERSON THAT EITHER (i) IS NOT A NON-U.S. PERSON OR (ii) WHO HOLDS ON BEHALF OF ONE OR MORE BENEFICIAL OWNERS (AS DETERMINED FOR U.S. TAX PURPOSES) NONE OF WHOM IS A NON-U.S. PERSON. EACH HOLDER SHALL REPRESENT AND WARRANT THAT EACH BENEFICIAL OWNER OF THE CERTIFICATE ON WHOSE BEHALF IT HOLDS (INCLUDING SUCH HOLDER IF IT IS A BENEFICIAL HOLDER) IS NOT A NON-U.S. PERSON. EACH TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY.
EACH PURCHASER AND TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS NOT ACQUIRING THE CERTIFICATE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.
B-2-1

NUMBER R‑1
Initial Class B Certificate Principal Balance: $0

VERIZON OWNER TRUST 2019-B
VARIABLE FUNDING CERTIFICATE
THIS CERTIFIES THAT VERIZON ABS LLC is the registered owner of this Class B Certificate, representing a fractional, undivided beneficial interest in Verizon Owner Trust 2019-B (the “Issuer”) formed by Verizon ABS LLC.
The Issuer was created pursuant to a Trust Agreement, dated as of May 10, 2019 (as amended and supplemented, including the Amended and Restated Trust Agreement dated as of June 12, 2019, the “Trust Agreement”), between Verizon ABS LLC, as depositor (the “Depositor”), and Wilmington Trust, National Association, a national banking association, as Owner Trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below.  Capitalized terms used but not defined herein are defined in Appendix A to the Transfer and Servicing Agreement, dated as of June 12, 2019, among Verizon Owner Trust 2019-B, as Issuer, Verizon ABS LLC, as Depositor, and Cellco Partnership d/b/a Verizon Wireless, as Servicer, Marketing Agent and Custodian.
This Certificate is the duly authorized Class B Certificate designated as a “Variable Funding Certificate” (the “Class B Certificate”) issued pursuant to the Trust Agreement.  Certain debt instruments evidencing obligations of the Issuer have been issued under the Indenture, consisting of Notes designated as “2.33% Asset Backed Notes, Class A-1a,” “One-Month LIBOR + 0.45% Asset Backed Notes, Class A-1b,” “2.40% Asset Backed Notes, Class B” and “2.60% Asset Backed Notes, Class C” (collectively, the “Notes”).  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement.  The holder of this Class B Certificate, by virtue of its acceptance hereof, assents to and is bound by all of the provisions of the Trust Agreement. The Class B Certificate Principal Balance may be increased on any Acquisition Date as set forth in Section 3.10 of the Trust Agreement and as recorded on Schedule I hereto.  Principal and any other amounts to be paid to the Class B Certificateholder on each Payment Date or each Acquisition Date, as applicable, shall be distributed to the holder hereof in accordance with the terms and provisions of the Trust Agreement, the Transfer and Servicing Agreement and the Indenture, as applicable.
The property of the Issuer includes the Receivables, all monies due thereunder and received after the applicable Cutoff Date, certain bank accounts and the proceeds thereof and certain other rights under the Trust Agreement and the Transfer and Servicing Agreement and all proceeds of the foregoing.
It is the intent of the Depositor, Cellco and the Certificateholders that, for U.S. federal, state and local income, franchise and other tax purposes (including any tax measured in whole or in part by reference to income) the Issuer is to be characterized as a mere security device formed to hold the Trust Property and issue the Notes.  Each Certificateholder, by acceptance of a Certificate or any beneficial interest on a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Issuer as a mere security device formed to hold the Trust Property securing the Notes for such tax purposes.
B-2-2

The holder of this Class B Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class B Certificate are subordinated to the rights of the Noteholders, as described in the Transfer and Servicing Agreement and the Indenture.
Distributions on this Class B Certificate will be made as provided in the Trust Agreement by wire transfer or check mailed to the Class B Certificateholder without the presentation or surrender of this Class B Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency of the Owner Trustee designated in such notice.
Each Certificateholder, by its acceptance of a Certificate or any beneficial interest in a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States, federal or state bankruptcy or similar Law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.
Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or an authenticating agent, by manual signature, this Class B Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement, the Indenture or the Transfer and Servicing Agreement or be valid for any purpose.
THIS CLASS B CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
B-2-3

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Class B Certificate to be duly executed.
VERIZON OWNER TRUST 2019-B
By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee
By:            _________________________________
Authorized Signatory

Dated:  June 12, 2019
B-2-4

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is the Class B Certificate referred to in the within-mentioned Trust Agreement.
WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By:            _________________________________
Authorized Signatory

B-2-5

(REVERSE OF CERTIFICATE)
The holder of this Class B Certificate, by accepting an interest in this Class B Certificate, acknowledges that this Class B Certificate represents a beneficial interest in the Issuer only and does not represent any interest in or obligation of the Depositor, Cellco (in any capacity), the Administrator, the Parent Support Provider, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Class B Certificate or the Transaction Documents.  In addition, this Class B Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Transaction Documents.  A copy of each of the Transaction Documents, including the Trust Agreement, may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by a Certificateholder upon written request.
As provided in the Trust Agreement, and subject to certain limitations therein set forth, the transfer of this Class B Certificate is registerable in the Trust Register upon surrender of this Class B Certificate for registration of transfer at the offices or agencies of the Trust Registrar maintained by the Owner Trustee, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Trust Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized portions of the Class B Certificate Principal Balance evidencing the same aggregate interest in the Issuer will be issued to the designated transferee or transferees, which may only be the Depositor or the holder of the Class A Certificate. The initial Trust Registrar appointed under the Trust Agreement is Wilmington Trust, National Association.
The Owner Trustee, the Trust Registrar and any agent of the Owner Trustee or the Trust Registrar may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Trust Registrar or any such agent shall be affected by any notice to the contrary.
The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof by the Depositor and the Owner Trustee, without the consent of any of the Noteholders, to clarify any ambiguity, to correct an error or supplement any provisions in the Trust Agreement or, with the consent of the Certificateholders and the affected Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that either (i) an Officer’s Certificate has been delivered to the Owner Trustee and the Indenture Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (ii) the Rating Agency Condition has been satisfied in respect of any such amendment.
No amendment otherwise permitted under Section 11.1 of the Trust Agreement may (x) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (y) modify the percentage of the Note Balance of the Notes or the Controlling Class or the Percentage Interest of Certificates required
B-2-6

to consent to any action without, in either case, the consent of all adversely affected Noteholders or Certificateholders.
The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the payment to the Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all Trust Property.  The True Up Trust, as Class A Certificateholder, may at its option, and with the consent of the Administrator, on behalf of the Issuer, acquire the Receivables at a price specified in the Transfer and Servicing Agreement, and any such acquisition of the Receivables and other property of the Issuer will effect a redemption of the Notes, in whole but not in part, and an early retirement of the Class B Certificate; however, such right of acquisition is exercisable only on a Payment Date after the last day of the Collection Period as of which the aggregate Principal Balance of the Receivables is less than or equal to 10% of the aggregate Principal Balance as of the Closing Date.  In addition, the True Up Trust, as Class A Certificateholder, may at its option, and with the consent of the Administrator, on behalf of the Issuer, redeem the Notes, in whole but not in part, on any Payment Date on or after the Payment Date in July 2020; provided, that the amount remitted to the Issuer in connection with such redemption is at least equal to the amount described in the Transfer and Servicing Agreement, and any such redemption of the Notes will effect early retirement of the Class B Certificate.

B-2-7

ASSIGNMENT
Social Security or taxpayer I.D.  or other identifying number of assignee:__________________
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto:
____________________________________________________________________________
                                                           (name and address of assignee)
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
______________________, attorney, to transfer said Certificate on the books of the Trust Registrar, with full power of substitution in the premises.
Dated:                                                      */
Signature Guaranteed:
__________________*/
*/NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.
B-2-8

Schedule I
TRANSACTIONS ON CLASS B CERTIFICATE

Acquisition Date	Amount of Class B Certificate Principal Balance Increase	Amount of Class B Certificate Principal Balance Decrease	Ending Class B Certificate Principal Balance

B-2-9

Exhibit C
FORM OF TRANSFEREE REPRESENTATION LETTER
Verizon Owner Trust 2019-B
c/o Wilmington Trust, National Association,
not in its individual capacity but solely as Owner Trustee
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
 Attn:  Corporate Trust Administration

Wilmington Trust, National Association,
as Trust Registrar
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
Attn:  Corporate Trust Administration

Re:  Transfer of Verizon Owner Trust 2019-B Class [A][B] Certificate (the “Certificates”)
Ladies and Gentlemen:
This letter is delivered pursuant to Section 3.3(d) of the Amended and Restated Trust Agreement, dated as of June 12, 2019 (the “Trust Agreement”), between Verizon ABS LLC, as Depositor, and Wilmington Trust, National Association, as Owner Trustee, in connection with the transfer by [________________] to the undersigned (the “Purchaser”) of the Certificates, a copy of which are attached hereto. Capitalized terms used but not defined herein are defined in the Trust Agreement.
In connection with such transfer, the undersigned hereby represents and warrants to you and the addressees hereof as follows:
1.                  I am not acquiring and will not hold this Certificate on behalf of any beneficial owner (as defined for U.S. tax purposes), including myself, that is a Non-U.S. Person as defined in the Trust Agreement; and
2.                  I am not (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to the provisions of Title I of ERISA, (ii) a “plan” described in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) an entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or plan’s investment in the entity, or (iv) any other employee benefit plan that is subject to any law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code.
Signature appears on next page.

C-1

IN WITNESS WHEREOF, the Purchaser hereby executes this Transferee Representation Letter on the ___ day of  ___________.
Very truly yours,
______________________________
The Purchaser
C-2

Exhibit D
FORM OF TRANSFEROR REPRESENTATION LETTER
Verizon Owner Trust 2019-B
c/o Wilmington Trust, National Association,
not in its individual capacity but solely as Owner Trustee
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
 Attn:  Corporate Trust Administration

Wilmington Trust, National Association,
as Trust Registrar
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
Attn:  Corporate Trust Administration
Re:  Transfer of Verizon Owner Trust 2019-B Class [A][B] Certificate (the “Certificates”)
Ladies and Gentlemen:
This letter is delivered pursuant to Section 3.3(d) of the Amended and Restated Trust Agreement, dated as of June 12, 2019 (the “Trust Agreement”), between Verizon ABS LLC, as Depositor, and Wilmington Trust, National Association, as Owner Trustee, in connection with the transfer by [______________________] (the “Transferor”) to [___________] of the Certificates, a copy of which are attached hereto (the “Transferred Certificates”). Capitalized terms used but not defined herein are defined in the Trust Agreement. The Transferor hereby certifies, represents and warrants to you, as Trust Registrar, that:
1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.
2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in any Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in any Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in any Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (d) hereof) would constitute a distribution of any Transferred Certificate under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Transferred Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Certificate pursuant to the Securities Act or any state securities laws.
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Very truly yours,
(Transferor)
By: __________________________________
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